UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2011

Arrhythmia Research Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in the Registrant's Certifying Accountant.

On November 30, 2011, the Audit Committee of the Board of Directors of Arrhythmia Research Technology, Inc.  (the “Company”) approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company's new independent registered public accounting firm.  CCR LLP (“CCR”) the Company's former independent registered public accounting firm resigned as the Company's independent registered public accounting firm simultaneous with the engagement of Grant Thornton by the Company. This change was a result of Grant Thornton's acquisition of CCR on December 1, 2011
CCR's reports on the Company's consolidated financial statements for the two years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company's fiscal years ended December 31, 2010 and 2009, and through November 30, 2011, there were no disagreements between the Company and CCR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of CCR, would have caused CCR to make reference to the matter in their report. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations have occurred during the fiscal years ended December 31, 2010 and 2009 or through November 30, 2011.
The Company requested CCR to furnish the Company with a letter addressed to the Commission stating whether CCR agrees with the above statements. A copy of CCR's letter, dated December 1, 2011 is attached as Exhibit 16.1 to this Form 8-K.
During the fiscal years ended December 31, 2010 and 2009 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Grant Thornton regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and Grant Thornton did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with CCR, which, if not resolved to the satisfaction of CCR, would have caused CCR to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations.

Item 9.01.    Financial Statements and Exhibits

(d)    The following exhibits are filed with this report:

Exhibit Number     Description
16.1    Letter from CCR LLP dated December 1st 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 2nd day of December 2011.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
By: /s/ David A. Garrison
David A. Garrison
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number     Description
16.1    Letter from CCR LLP dated December 1st 2011.